Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2019
Cash and cash equivalents [abstract]
Cash and Cash Equivalents

7. Cash and cash equivalents

Cash and cash equivalents relate to cash in hand, checks, bank deposits and money deposits with a term of up to three months at the time of acquisition amounting to a total of EUR 11,119 thousand (previous year: EUR 19,451 thousand). The carrying amounts of the cash and cash equivalents correspond to their fair value, due to the short-term nature of these investments.